UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2023

NBT BANCORP INC.
(Exact name of registrant as specified in its charter)

Delaware	000-14703	16-1268674
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street Norwich, New York	13815
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (607) 337-2265

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

As previously disclosed, on December 5, 2022, NBT Bancorp Inc. (the “Company” or “NBT”) and NBT Bank, N.A., the Company’s subsidiary bank (“NBT Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Salisbury Bancorp, Inc. (“Salisbury”) and Salisbury Bank and Trust Company, Salisbury’s subsidiary bank (“Salisbury Bank”). The Merger Agreement provided for the acquisition of Salisbury by NBT through the merger of Salisbury with and into NBT, with NBT being the surviving entity, and the merger of Salisbury Bank with and into NBT Bank, with NBT Bank being the surviving entity. The Merger Agreement is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by NBT with the Securities and Exchange Commission on December 5, 2022.

On August 9, 2023, NBT, NBT Bank, Salisbury and Salisbury Bank entered into a First Amendment to Agreement and Plan of Merger (the “Merger Agreement Amendment”) in accordance with Section 8.02 of the Merger Agreement to, among other matters, (i) correct certain typographical errors in the Merger Agreement, (ii) clarify that references to “charter and bylaws” of NBT and NBT Bank in the Merger Agreement refer to the Restated Certificate of Incorporation, as amended, and Amended and Restated Bylaws of NBT and the Amended and Restated Articles of Association and Second Amended and Restated Bylaws of NBT Bank, respectively, and (iii) clarify that the New Bank Board Member (as defined in the Merger Agreement) shall be appointed to the board of directors of NBT Bank by the board of directors of NBT Bank in accordance with the Amended and Restated Articles of Association and Second Amended and Restated Bylaws of NBT Bank.

The foregoing summary of the Merger Agreement Amendment does not purport to be a complete description and is qualified in its entirety by the full text of the Merger Agreement Amendment, which is attached hereto as Exhibit 2.2 and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

NBT completed its acquisition of Salisbury pursuant to the Merger Agreement through the following steps: (i) on August 11, 2023, Salisbury merged with and into NBT, with NBT being the surviving entity, and (ii) on August 12, 2023, Salisbury Bank merged with and into NBT Bank, with NBT Bank being the surviving entity (the “Merger”).

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger, each share of Salisbury common stock was converted into the right to receive 0.7450 shares of NBT common stock, with cash payable in lieu of any fractional shares.

A copy of NBT’s press release dated August 14, 2023, announcing the completion of the Merger and the declaration of the quarterly dividend discussed below, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Current Report on Form 8-K filed by NBT with the Securities and Exchange Commission on December 5, 2022, and is incorporated by reference herein, and the full text of the Merger Agreement Amendment, which is attached hereto as Exhibit 2.2, and is incorporate by reference herein.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger, the Board of Directors of the Company (the “Board”) appointed Richard J. Cantele, Jr., President and Chief Executive Officer of Salisbury, to the Board, effective August 14, 2023. In addition, effective August 14, 2023, Mr. Cantele was appointed to the Board of Directors of NBT Bank and was named Executive Vice President of Strategic Integration of NBT Bank.

Mr. Cantele will hold office as a director of the Board until the Company’s 2024 annual meeting of stockholders (the “2024 Annual Meeting”), and will be nominated by the Board to stand for re-election at the 2024 Annual Meeting stockholders.

Mr. Cantele will not be serving on any committees of the Board.

There have been no transactions and there are no proposed transactions involving Mr. Cantele that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On August 14, 2023, the Board declared a third quarter 2023 cash dividend of $0.32 per share, which represents a $0.02 per quarter, or 6.7%, increase over the dividend paid in the second quarter of this year. The dividend will be paid on September 15, 2023 to stockholders of record on September 1, 2023.

The information contained in Item 7.01 of this Current Report shall not be incorporated by reference into any filing of the registrants, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1
Agreement and Plan of Merger, dated as of December 5, 2022, by and among NBT Bancorp Inc., NBT Bank, National Association, Salisbury Bancorp, Inc. and Salisbury Bank and Trust Company (incorporated by reference to Exhibit 2.1 to NBT Bancorp Inc.’s Current Report on Form 8-K filed on December 5, 2022)*

2.2	First Amendment to Agreement and Plan of Merger, dated as of August 9, 2023, by and among NBT Bancorp Inc., NBT Bank, National Association, Salisbury Bancorp, Inc. and Salisbury Bank and Trust Company

99.1	Press Release of NBT Bancorp Inc., dated August 14, 2023, announcing completion of the Merger

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

*
Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. NBT Bancorp Inc. agrees to furnish supplementally to the SEC a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NBT BANCORP INC.
August 14, 2023
	By:	/s/ Scott A. Kingsley
Scott A. Kingsley Executive Vice President and Chief Financial Officer